UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: April 30,

Date of reporting period: April 30, 2007

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Legg Mason Partners
Oregon Municipals Fund

A N N U A L   R E P O R T

APRIL 30, 2007

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

	Legg Mason Partners Oregon Municipals Fund

Annual Report • April 30, 2007

What’s Inside
	Letter from the Chairman	I
	Fund Overview	1
	Fund at a Glance	5
	Fund Expenses	6
	Fund Performance	8
	Historical Performance	9
	Schedule of Investments	10
	Statement of Assets and Liabilities	18
	Statement of Operations	19
Fund Objective The Fund seeks to provide Oregon investors with as high a level of dividend income exempt from regular federal income tax* and Oregon state personal income tax as is consistent with prudent investment management and preservation of capital. * Certain investors may be subject to the federal alternative minimum tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.	Statements of Changes in Net Assets	20
	Financial Highlights	21
	Notes to Financial Statements	24
	Report of Independent Registered Public Accounting Firm	35
	Additional Information	36
	Important Tax Information	42
	Additional Shareholder Information	43

Letter from the Chairman
R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy expanded at a moderate pace during the 12-month reporting period. After expanding 2.6% in the second quarter of 2006, U.S. gross domestic product (“GDP”)[i]  increased 2.0% in the third quarter and 2.5% in the fourth quarter. The preliminary estimate for first quarter 2007 GDP growth was 0.6%. While consumer spending remained fairly solid, the cooling housing market continued to negatively impact the economy. In addition, corporate spending was mixed during the reporting period.

After increasing the federal funds rateii  to 5.25% in June 2006—its 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii held rates steady at its last seven meetings. In its statement accompanying the May 2007 meeting, the Fed stated, “Economic growth slowed in the first part of this year and the adjustment in the housing sector is ongoing. Nevertheless, the economy seems likely to expand at a moderate pace over coming quarters. Core inflation remains somewhat elevated. Although inflation pressures seem likely to moderate over time, the high level of resource utilization has the potential to sustain those pressures.”

During the reporting period, both short- and long-term Treasury yields experienced periods of volatility. Yields fluctuated early in the period given mixed economic data and shifting expectations regarding the Fed’s future monetary policy. Then, at the end of February 2007, yields fell sharply as economic data weakened and the stock market experienced its largest one-day decline in more than five years. Overall, during the 12 months ended April 30, 2007, two-year Treasury yields moved from 4.87% to 4.60%. Over the same period, 10-year Treasury yields fell from 5.07% to 4.63%.

Legg Mason Partners Oregon Municipals Fund	I

Looking at the municipal market, it lagged its taxable bond counterparts over the 12 months ended April 30, 2007. Over that period, the Lehman Brothers Municipal Bond Indexiv and the Lehman Brothers U.S. Aggregate Indexv returned 5.78% and 7.36%, respectively.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

With a goal of moving the mutual funds formerly advised by Citigroup Asset Management (“CAM”) to a more cohesive and rational operating platform, Legg Mason, Inc. recommended a number of governance- and investment-related proposals to streamline and restructure the funds. The Boards of Directors/Trustees of the affected funds have carefully considered and approved these proposals and, where required, have obtained shareholder approval. As such, the following changes became effective during the month of April 2007:

•

Funds Redomiciled and Single Form of Organization Adopted: The legacy CAM funds have been redomiciled to a single jurisdiction and a single form of corporate structure has been introduced. Equity funds have been grouped for organizational and governance purposes with other funds in the fund complex that are predominantly equity funds, and fixed-income funds have been grouped with other funds that are predominantly fixed-income funds. Additionally, the funds have adopted a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents.

•

New Boards Elected: New Boards have been elected for the legacy CAM funds. The 10 Boards previously overseeing the funds have been realigned and consolidated into 2 Boards, with the remaining Boards each overseeing a distinct asset class or product type: equity or fixed income.

•

Revised Fundamental Investment Policies Instituted: A uniform set of fundamental investment policies has been instituted for most funds, to the extent appropriate. Please note, however, that each fund will continue to be managed in accordance with its prospectus and statement of

II	Legg Mason Partners Oregon Municipals Fund

additional information, as well as any policies or guidelines that may have been established by the fund’s Board or investment manager.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 4, 2007

Legg Mason Partners Oregon Municipals Fund	III

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The Lehman Brothers Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.
v

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

IV	Legg Mason Partners Oregon Municipals Fund

Fund Overview

Q.	What were the overall market conditions during the Fund’s reporting period?

A.  As the fiscal year began, the bond market faced a number of challenges, including additional short-term interest rate hikes by the Federal Reserve Board (“Fed”)i , inflationary pressures and signs of solid economic growth. However, as the period progressed, oil prices moderated, a cooling housing market triggered slower economic growth and the Fed paused from raising rates after June 2006. These factors, as well as a “flight to quality” when the stock market abruptly fell in February 2007, helped both short- and long-term yields to fall during the 12 months ended April 30, 2007. Over this time, there were several periods of increased volatility in the bond market. This was often triggered by changing perceptions regarding the economy, inflation and the Fed’s future monetary policy. Turning to the municipal market, it generated solid results during the reporting period on the back of solid demand from investors seeking tax-free income.

1

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended April 30, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 16 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Oregon Municipals Fund 2007 Annual Report	1

Performance Review

For the 12 months ended April 30, 2007, Class A shares of Legg Mason Partners Oregon Municipals Fund, excluding sales charges, returned 5.03%. These shares outperformed the Lipper Oregon Municipal Debt Funds Category Average1 , which increased 4.77% over the same time frame. The Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Indexii , returned 5.78% for the same period.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of April 30, 2007 (excluding sales charges) (unaudited)
	6 Months	12 Months

Oregon Municipals Fund—Class A Shares	1.65%	5.03%

Lehman Brothers Municipal Bond Index	1.59%	5.78%

Lipper Oregon Municipal Debt Funds Category Average	1.37%	4.77%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.

Excluding sales charges, Class B shares returned 1.37% and Class C shares returned 1.46% over the six months ended April 30, 2007. Excluding sales charges, Class B shares returned 4.44% and Class C shares returned 4.54% over the 12 months ended April 30, 2007. All share class returns assume the reinvestment of all distributions, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

The 30-Day SEC Yield for the period ending April 30, 2007 for Class A, B and C shares was 3.87%, 3.52% and 3.48%, respectively. Absent current reimbursements or waivers, the 30-Day SEC Yield for Class A, B and C shares would have been 3.73%, 3.37%, and 3.32%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended April 30, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 16 funds for the six-month period and among the 16 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated April 16, 2007, the gross total annual operating expenses for Class A, B and C shares were 0.92%, 1.49% and 1.48%, respectively.

2	Legg Mason Partners Oregon Municipals Fund 2007 Annual Report

Q.	What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. Given the fluctuating interest rate environment during the reporting period, we used an opportunistic approach in managing the Fund’s duration.iii As such, the Fund’s duration was decreased as rates fell and increased as rates rose. Overall, this proved to be beneficial, due to the inverse relationship between bond yields and bond prices. Bond prices generally fall when interest rates rise and prices rise when rates fall. In addition, we were able to use the proceeds from our cash flows and coupons and reinvest that money into municipal bonds in the market that offered higher coupons. Throughout the reporting period, we also emphasized a well-diversified portfolio, with holdings from a diverse array of market segments that we believed had favorable risk/reward characteristics.

Throughout the reporting period, we emphasized a well-diversified portfolio, with holdings from a diverse array of market segments that we believed had favorable risk/reward characteristics. In particular, the Fund’s overweight to the pre-refunded sector and slight overweight to the healthcare sector enhanced results. The Fund’s higher than normal cash position also aided results.

What were the leading detractors from performance?

A. During the reporting period, lower rated municipal bonds outperformed their higher quality counterparts. As a result, the Fund’s high quality bias and overweight to AAA-rated securities detracted from results. In addition, an underweight to below investment grade securities hurt the Fund’s performance.

Q.	Were there any significant changes to the Fund during the reporting period?
A.	There were no significant changes to the Fund’s portfolio during the reporting period.

Thank you for your investment in the Legg Mason Partners Oregon Municipals Fund. As always, we appreciate that you have chosen us to manage your assets, and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Team

May 10, 2007

Legg Mason Partners Oregon Municipals Fund 2007 Annual Report	3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. As a non-diversified fund, the Fund can invest a larger percentage of its assets in fewer issues than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. High yield bonds involve greater credit and liquidity risks than investment grade bonds. Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local tax may apply. Capital gains, if any, are fully taxable. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

i

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The Lehman Brothers Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.
iii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

4	Legg Mason Partners Oregon Municipals Fund 2007 Annual Report

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

Pre-Refunded

General Obligation

Hospitals

Water & Sewer

Education

Public Facilities

Other

26.9%

18.5%

17.5%

8.0%

6.2%

3.8%

19.1%

0.0%

10.0%

20.0%

30.0%

April 30, 2007

Legg Mason Partners Oregon Municipals Fund 2007 Annual Report	5

Fund Expenses (unaudited)
Example
As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
This example is based on an investment of $1,000 invested on November 1, 2006 and held for the six months ended April 30, 2007.
Actual Expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)
	Actual Total Return Without Sales Charges (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(3)	Expenses Paid During the Period (4)

Class A	1.65%	$1,000.00	$1,016.50	0.74%	$3.70

Class B	1.37	1,000.00	1,013.70	1.29	6.44

Class C	1.46	1,000.00	1,014.60	1.30	6.49

(1)	For the six months ended April 30, 2007.
(2)
Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.
(4)
Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6	Legg Mason Partners Oregon Municipals Fund 2007 Annual Report

Fund Expenses (unaudited) (continued)
Hypothetical Example for Comparison Purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period (3)

Class A	5.00%	$1,000.00	$1,021.12	0.74%	$3.71

Class B	5.00	1,000.00	1,018.45	1.29	6.46

Class C	5.00	1,000.00	1,018.35	1.30	6.51

(1)	For the six months ended April 30, 2007.
(2)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.
(3)
Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Oregon Municipals Fund 2007 Annual Report	7

Fund Performance
Average Annual Total Returns(1) (unaudited)
	Without Sales Charges(2)

	Class A	Class B	Class C

Twelve Months Ended 4/30/07	5.03%	4.44%	4.54%

Five Years Ended 4/30/07	4.98	4.39	4.40

Ten Years Ended 4/30/07	5.42	4.86	4.84

Inception* through 4/30/07	6.17	5.61	5.00

	With Sales Charges(3)

	Class A(4)	Class B	Class C

Twelve Months Ended 4/30/07	0.60%	(0.06)%	3.54%

Five Years Ended 4/30/07	4.07	4.22	4.40

Ten Years Ended 4/30/07	4.96	4.86	4.84

Inception* through 4/30/07	5.82	5.61	5.00

Cumulative Total Returns(1) (unaudited)
	Without Sales Charges(2)

Class A (4/30/97 through 4/30/07)		69.51%

Class B (4/30/97 through 4/30/07)		60.67

Class C (4/30/97 through 4/30/07)		60.35

(1)
All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)
Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(3)
Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase payment.

(4)	Class A shares maximum initial sales charge increased from 4.00% to 4.25% on November 20, 2006.
*	Inception dates for Class A, B and C shares are May 23, 1994, May 23, 1994 and May 16, 1995, respectively.

8	Legg Mason Partners Oregon Municipals Fund 2007 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of Legg Mason Partners
Oregon Municipals Fund vs. Lehman Brothers Municipal Bond Index and
Lipper Oregon Municipal Debt Funds Category Average†  (April 1997 – April 2007)

$25,000

20,000

15,000

10,000

5,000

0

4/97

4/98

4/99

4/00

4/01

4/02

4/03

4/04

4/05

4/06

4/07

$17,587

$16,224

$16,035

Legg Mason Partners Oregon Municipals Fund - Class A Shares‡

Lehman Brothers Municipal Bond Index

Lipper Oregon Municipal Debt Funds Category Average

†	Hypothetical illustration of $10,000 invested in Class A shares on April 30, 1997, assuming the deduction of the maximum, initial sales charge of 4.25% at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through April 30, 2007. The Lehman Brothers Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The Lipper Oregon Municipal Debt Funds Category Average is comprised of an average of the Fund’s peer group of 16 mutual funds investing in Oregon municipal securities as of April 30, 2007. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes of shares may be greater or less than Class A shares performance indicated on this chart, depending on whether highe r or lower sales charges and fees were incurred by shareholders investing in the other classes.

‡	Class A Shares maximum initial sales charge increased from 4.00% to 4.25% on November 30, 2006.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Oregon Municipals Fund 2007 Annual Report	9

Schedule of Investments (April 30, 2007)
LEGG MASON PARTNERS OREGON MUNICIPALS FUND

Face
Amount	Rating‡	Security	Value

MUNICIPAL BONDS — 91.8%
Education — 6.3%
$600,000	BBB+	Multnomah County, Educational Facilities Revenue, University of
		Portland Project, 6.000% due 4/1/25	$630,120
		Oregon State Facilities Authority Revenue:
500,000	Baa1(a)	Linfield College Project, Series A, 5.000% due 10/1/25	517,325
1,210,000	AAA	Senior College in Student Housing Project A, XLCA-Insured,
		5.250% due 7/1/25 (b)	1,300,411
1,240,000	AAA	Willamette University Project, Series A, FGIC-Insured,
		5.000% due 10/1/34	1,309,043
500,000	A	University of the Virgin Islands, Refunding & Improvement, Bonds,
		Series A, ACA-Insured, 6.250% due 12/1/29	537,585

		Total Education	4,294,484

Escrowed to Maturity — 1.3%
100,000	AAA	Commonwealth of Puerto Rico, Aqueduct & Sewer Authority
		Revenue, 10.250% due 7/1/09 (c)	107,070
		Umatilla County Hospital Facility Authority Revenue, Catholic
		Health Initiatives, Series A:
465,000	AA	5.750% due 12/1/20 (c)	496,908
285,000	AA	5.500% due 3/1/22 (c)	306,301

		Total Escrowed to Maturity	910,279

Finance — 0.8%
500,000	A	Virgin Islands PFA Revenue, Series A, Senior Lien, ACA/CBI-Insured,
		5.500% due 10/1/18	514,830

General Obligation — 11.2%
500,000	AAA	Jefferson County GO, School District No 509J, FGIC-School Board
		Guaranty, 5.250% due 6/15/16	537,010
2,000,000	Aaa(a)	Lane County GO, Eugene School District No 4J, FSA-Insured,
		5.000% due 7/1/17	2,104,720
		Oregon State GO:
1,250,000	AA-	Series 87B, 4.700% due 12/1/41 (b)(d)	1,233,125
2,380,000	AA-	State Board of Higher Education, Series B, 5.000% due 8/1/31 (b)	2,541,412
200,000	AA-	Veterans Welfare, Series 80A, 5.700% due 10/1/32	201,932
1,000,000	Aaa(a)	Rogue Community College District Oregon GO, Refunding,
		MBIA-School Board Guaranty, 5.000% due 6/15/25	1,060,140

		Total General Obligation	7,678,339

Hospitals — 16.2%
500,000	AA	Clackamas County, Hospital Facilities Authority Revenue,
		Gross-Willamette Falls Hospital Project, Radian-Insured,
		5.500% due 4/1/22	532,205
See Notes to Financial Statements.

10	Legg Mason Partners Oregon Municipals Fund 2007 Annual Report

Schedule of Investments (April 30, 2007) (continued)
Face
Amount	Rating‡	Security	Value

Hospitals — 16.2% (continued)
		Clackamas County, OR, Hospital Facilities Authority Revenue:
		Legacy Health System:
$500,000	AA-	5.750% due 5/1/16	$537,040
1,000,000	AA-	5.250% due 5/1/21	1,047,840
1,000,000	Baa3(a)	Williamette Falls Hospital Project, 6.000% due 4/1/19	1,031,670
1,000,000	AA	Hillsboro Hospital Facility Authority Revenue, Tuality Healthcare
		Project, Radian-Insured, 5.375% due 10/1/31	1,053,000
375,000	BBB	Klamath Falls, OR, Inter Community Hospital Authority Revenue,
		Unrefunded Balance, Merle West Medical Center,
		6.250% due 9/1/31	406,301
500,000	AA	Multnomah County Hospital Facility Authority Revenue, Providence
		Health Systems, 5.250% due 10/1/24	532,135
1,000,000	BBB-	Puerto Rico Industrial, Tourist, Educational, Medical & Environmental
		Control Facilities, Series A, Ryder Memorial Hospital Project,
		6.700% due 5/1/24	1,006,980
3,000,000	A+	Salem, OR, Hospital Facility Authority Revenue, Salem Hospital
		Project, Series A, 5.000% due 8/15/36 (b)	3,089,640
		Umatilla County Hospital Facility Authority Revenue, Catholic
		Health Initiatives, Series A:
535,000	AA	5.750% due 12/1/20	572,033
215,000	AA	5.500% due 3/1/22	230,873
1,000,000	AA	5.000% due 5/1/22	1,054,870

		Total Hospitals	11,094,587

Housing: Multi-Family — 3.0%
260,000	Aa2(a)	MFH Revenue Bond Pass-Through Certificates Beneficial Ownership,
		Pacific Tower Apartments, Series 6, 6.050% due 11/1/34 (d)	272,524
500,000	Aaa(a)	Portland Housing Authority, Multi-Family Revenue, Cherry Blossom
		Apartments, Series A, GNMA-Collateralized,
		6.100% due 12/20/26 (d)	515,850
		Washington County Housing Authority, Multi-Family Revenue:
1,000,000	NR	Affordable Housing Pool, Series A, 6.125% due 7/1/29	1,036,580
220,000	AAA	Terrace View Project, FNMA-Collateralized,
		5.500% due 12/1/17 (d)	225,344

		Total Housing: Multi-Family	2,050,298

Housing: Single-Family — 2.7%
		Oregon State Housing & Community Services Department,
		Mortgage Revenue:
1,500,000	Aa2(a)	Series B, 4.850% due 7/1/37 (d)	1,509,105
255,000	Aa2(a)	Single-Family Mortgage Program, Series F, 5.550% due 7/1/30	260,819
110,000	NR	Virgin Islands HFA, Single-Family Revenue, GNMA Mortgage-Backed
		Securities Program, Series A, GNMA-Collateralized,
		6.450% due 3/1/16 (d)	110,696

		Total Housing: Single-Family	1,880,620

See Notes to Financial Statements.

Legg Mason Partners Oregon Municipals Fund 2007 Annual Report	11

Schedule of Investments (April 30, 2007) (continued)
Face
Amount	Rating‡	Security	Value

Life Care Systems — 1.6%
$1,000,000	NR	Yamhill County Hospital Authority, Friendsview Retirement
		Community, 7.000% due 12/1/34	$1,084,020

Miscellaneous — 1.2%
300,000	NR	Lebanon Urban Renewal Agency, 5.500% due 6/1/14	310,209
500,000	AAA	Oregon State Department of Administrative Services Lottery
		Revenue, Series B, FSA-Insured, 5.000% due 4/1/19	529,605

		Total Miscellaneous	839,814

Pre-Refunded — 27.0%
		Clackamas County GO:
500,000	AA-	Canby School District No. 86, School Board Guaranty,
		Call 6/15/10 @ 100, 5.250% due 6/15/20 (e)	522,595
500,000	Aaa(a)	Lake Oswego School District No. 7J, MBIA-Insured,
		Call 6/1/11 @ 100, 5.000% due 6/1/26 (e)	524,380
2,000,000	AAA(f)	Clackamas County, Hospital Facilities Authority Revenue, Mary’s
		Woods at Marylhurst Inc., Senior Living Facilities, Series A,
		Call 5/15/09 @ 102, 6.625% due 5/15/29 (e)	2,149,020
300,000	Aaa(a)	Deschutes County GO, Administrative School District No. 1, Series A,
		FSA-School Board Guaranty, Call 6/15/11 @ 100,
		5.500% due 6/15/18 (e)	320,433
500,000	AAA	Eugene Water Revenue, Utilities Systems, FSA-Insured,
		Call 8/1/10 @ 100, 5.875% due 8/1/30 (e)	533,245
850,000	AA	Forest Grove, Campus Improvement & Refunding Revenue,
		Pacific University, Radian-Insured, Call 5/1/10 @ 100,
		6.300% due 5/1/25 (e)	912,594
500,000	AAA	Jackson County GO, Central Point School District No. 6, FGIC-School
		Board Guaranty, Call 6/15/10 @ 100, 5.250% due 6/15/20 (e)	522,895
1,000,000	AAA	Klamath Falls Wastewater Revenue, AMBAC-Insured,
		Call 6/1/10 @ 100, 5.500% due 6/1/25 (e)	1,052,470
625,000	BBB	Klamath Falls, OR, Inter Community Hospital Authority Revenue,
		Merle West Medical Center, Call 9/1/12 @ 101,
		6.250% due 9/1/31 (e)	703,944
500,000	AA-	Multnomah County GO, Reynolds School District No. 7, School
		Board Guaranty, Call 6/15/11 @ 100, 5.125% due 6/15/20 (e)	526,955
500,000	Aaa(a)	Multnomah-Clackamas County GO, Centennial School District
		No. 28-302, FGIC-School Board Guaranty, Call 6/15/11 @ 100,
		5.000% due 6/15/21 (e)	524,590
500,000	NR	Northern Mariana Islands Commonwealth GO, Series A,
		Call 6/1/10 @ 100, 7.375% due 6/1/30 (e)	553,430
500,000	AAA	Oregon State Department of Administrative Services, COP, Series A,
		AMBAC-Insured, Call 5/1/10 @ 101, 6.250% due 5/1/17 (e)(g)	540,305
See Notes to Financial Statements.

12	Legg Mason Partners Oregon Municipals Fund 2007 Annual Report

Schedule of Investments (April 30, 2007) (continued)
Face
Amount	Rating‡	Security	Value

Pre-Refunded — 27.0% (continued)
		Oregon State Department of Transportation Highway User
		Tax Revenue:
$500,000	AAA	Call 11/15/10 @ 100, 5.375% due 11/15/20 (e)	$527,835
1,000,000	AAA	FGIC-School Board Guaranty, Call 11/15/12 @ 100,
		5.500% due 11/15/18 (e)	1,088,790
1,000,000	AAA	Series A, Call 11/15/12 @ 100, 5.500% due 11/15/20 (e)	1,088,790
		Oregon State Health, Housing, Educational & Cultural Facilities
		Authority, Series A:
1,000,000	Baa1(a)	Linfield College Project, Call 10/1/10 @ 101,
		6.625% due 10/1/20 (e)	1,100,020
		Western St. Chiropractic, ACA-Insured, Call 12/1/09 @ 102:
785,000	A	6.350% due 12/1/20 (e)	850,155
545,000	A	6.350% due 12/1/25 (e)	590,235
500,000	AAA	Tillamook County GO, School District No. 9, FSA-School Board
		Guaranty, Call 6/15/12 @ 100, 5.250% due 6/15/22 (e)	535,565
500,000	AAA	Tri-County Metropolitan Transportation District Revenue, Series A,
		Call 8/1/10 @ 100, 5.375% due 8/1/20 (e)	525,355
1,000,000	BBB+	Virgin Islands Public Finance Authority Revenue, Series A, Gross
		Receipts Taxes Loan Notes, Call 10/1/10 @ 101,
		6.500% due 10/1/24 (e)	1,098,750
500,000	Aaa(a)	Washington County GO, Forest Grove School District No. 15,
		FSA-School Board Guaranty, Call 6/15/11 @ 100,
		5.000% due 6/15/21 (e)	524,590
1,135,000	Aaa(a)	Washington, Multnomah & Yamill County GO, School District No. 1J,
		MBIA-Insured, Call 6/1/11 @ 100, 5.125% due 6/1/17 (e)	1,194,792

		Total Pre-Refunded	18,511,733

Public Facilities — 3.9%
500,000	AAA	Oregon State Bond Bank Revenue, Economic & Community
		Development Department, Series B, MBIA-Insured,
		5.500% due 1/1/26	521,930
		Oregon State Department of Administrative Services, Series A:
1,000,000	AAA	5.000% due 5/1/30	1,056,630
1,000,000	AAA	FGIC-Insured, 5.000% due 11/1/32	1,062,110

		Total Public Facilities	2,640,670

Solid Waste — 3.1%
1,975,000	NR	Wasco County, OR, Solid Waste Disposal Revenue, Waste
		Connections Inc. Project, 7.250% due 3/1/21 (d)	2,115,403

Tax Allocation — 1.6%
1,000,000	Aaa(a)	Portland, OR, Urban Renewal & Redevelopment, Series A,
		AMBAC-Insured, 5.000% due 6/15/18	1,082,440

Transportation — 3.8%
1,000,000	AAA	Port of Portland Airport Revenue, Portland International Airport,
		Series B, AMBAC-Insured, 5.500% due 7/1/18 (d)	1,037,350

See Notes to Financial Statements.

Legg Mason Partners Oregon Municipals Fund 2007 Annual Report	13

Schedule of Investments (April 30, 2007) (continued)
Face
Amount	Rating‡	Security	Value

Transportation — 3.8% (continued)
$500,000	CCC+	Puerto Rico Port Authority Revenue, Special Facilities, American Airlines Inc., Series A, 6.250% due 6/1/26 (d)	$505,595
1,000,000	AAA	Tri City Metropolitan Transportation District Oregon Revenue,
		Refunding Ltd. Tax Pledge, Series A, FSA-Insured,
		5.000% due 9/1/18	1,073,110

		Total Transportation	2,616,055

Water & Sewer — 8.1%
		Lane County, OR, Metropolitan Wastewater Management
		Commission Revenue, FGIC-Insured:
275,000	AAA	5.000% due 11/1/24	294,079
1,940,000	AAA	5.000% due 11/1/25	2,073,026
150,000	Aa1(a)	Port of Umatilla, OR, Water Revenue, LOC-Bank of America,
		6.650% due 8/1/22 (d)	150,953
3,000,000	Aaa(a)	Portland, OR, Water System Revenue, Second Lien, Series A,
		MBIA-Insured, 4.500% due 10/1/31 (b)	3,013,620

		Total Water & Sewer	5,531,678

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $60,075,103)	62,845,250

SHORT-TERM INVESTMENTS — 8.9%
General Obligation — 7.4%
		Oregon State GO:
1,800,000	A-1+	Series 73E, SPA-Morgan Guaranty Trust & JPMorgan Chase, 3.930%, 5/2/07 (h)	1,800,000
2,800,000	VMIG1(a)	Series 73F, SPA-Bayerische Landesbank, 3.930%, 5/2/07 (h)	2,800,000
500,000	A-1+	Veterans Welfare Series 85, SPA-Dexia Credit Local, 4.030%, 5/1/07 (h)	500,000

		Total General Obligation	5,100,000

Hospital — 1.5%
1,000,000	VMIG1(a)	Medford, OR, Hospital Facilities Authority Revenue, Cascade Manor
		Project, LOC-KBC Bank, 4.020%, 5/1/07 (h)	1,000,000

		TOTAL SHORT-TERM INVESTMENTS (Cost — $6,100,000)	6,100,000
		TOTAL INVESTMENTS — 100.7% (Cost — $66,175,103#)	68,945,250
		Liabilities in Excess of Other Assets — (0.7)%	(456,469)

		TOTAL NET ASSETS — 100.0%	$68,488,781

See Notes to Financial Statements.

14	Legg Mason Partners Oregon Municipals Fund 2007 Annual Report

Schedule of Investments (April 30, 2007) (continued)
‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted. All ratings are unaudited.

(a)	Rating by Moody’s Investors Service. All ratings are unaudited.

(b)	All or a portion of this security is segregated for extended settlements.

(c)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(d)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(e)	Pre-Refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(f)	Rating by Fitch Ratings Service. All ratings are unaudited.

(g)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(h)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.

#	Aggregate cost for federal income tax purposes is $66,156,432.
See pages 16 and 17 for definitions of ratings.

Abbreviations used in this schedule:
ACA	– American Capital Assurance
AMBAC	– Ambac Assurance Corporation
CBI	– Certificate of Bond Insurance
COP	– Certificate of Participation
FGIC	– Financial Guaranty Insurance Company
FNMA	– Federal National Mortgage Association
FSA	– Financial Security Assurance
GNMA	– Government National Mortgage Association
GO	– General Obligation
HFA	– Housing Finance Authority
LOC	– Letter of Credit
MBIA	– Municipal Bond Investors Assurance Corporation
MFH	– Multi-Family Housing
PFA	– Public Facilities Authority
Radian	– Radian Assets Assurance
SPA	– Standby Bond Purchase Agreement
XLCA	– XL Capital Assurance Inc.
See Notes to Financial Statements.

Legg Mason Partners Oregon Municipals Fund 2007 Annual Report	15

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.
AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	—	Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—	Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—	Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—	Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—	Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—	Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—	Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—	Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—	Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

16	Legg Mason Partners Oregon Municipals Fund 2007 Annual Report

Bond Ratings (unaudited) (continued)

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.

AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	—	Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—	Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC	—	Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-Term Security Ratings (unaudited)

SP-1	—	Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—	Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having a demand feature — VRDO.

MIG1	—	Moody’s highest rating for short-term municipal obligations.

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

F1	—	Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

Legg Mason Partners Oregon Municipals Fund 2007 Annual Report	17

Statement of Assets and Liabilities (April 30, 2007)

ASSETS:
Investments, at value (Cost — $66,175,103)	$68,945,250
Cash	52,676
Interest receivable	1,021,577
Receivable for Fund shares sold	213,096
Receivable from manager	2,614
Prepaid expenses	2,715

Total Assets	70,237,928

LIABILITIES:
Payable for securities purchased	1,500,000
Distributions payable	76,473
Payable to broker – variation margin on open futures contracts	71,719
Investment management fee payable	19,658
Distribution fees payable	19,392
Deferred compensation payable	10,568
Payable for Fund shares repurchased	7,965
Trustees’ fees payable	4,602
Accrued expenses	38,770

Total Liabilities	1,749,147

Total Net Assets	$68,488,781

NET ASSETS:
Par value (Note 6)	$64
Paid-in capital in excess of par value	66,699,843
Undistributed net investment income	71,766
Accumulated net realized loss on investments and futures contracts	(1,159,346)
Net unrealized appreciation on investments and futures contracts	2,876,454

Total Net Assets	$68,488,781

Shares Outstanding:
Class A	4,039,382

Class B	537,384

Class C	1,809,033

Net Asset Value:
Class A (and redemption price)	$10.74

Class B*	$10.68

Class C*	$10.70

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)†	$11.22

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

†	Class A shares maximum initial sales charge increased from 4.00% to 4.25% on November 20, 2006.

See Notes to Financial Statements.

18	Legg Mason Partners Oregon Municipals Fund 2007 Annual Report

Statement of Operations (For the year ended April 30, 2007)
INVESTMENT INCOME:
Interest	$3,166,972

EXPENSES:
Investment management fee (Note 2)	315,202
Distribution fees (Note 2 and 4)	227,977
Legal fees	71,350
Shareholder reports (Note 4)	51,575
Audit and tax	21,068
Trustees’ fees (Note 11)	11,689
Transfer agent fees (Note 4)	6,766
Registration fees	4,131
Restructuring and reorganization fees (Note 11)	3,371
Insurance	1,363
Custody fees	379
Miscellaneous expenses	11,154

Total Expenses	726,025
Less: Fee waivers and/or expense reimbursements (Notes 2, 8 and 11)	(97,208)

Net Expenses	628,817

Net Investment Income	2,538,155

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions	54,973
Futures contracts	776,240

Net Realized Gain	831,213

Change in Net Unrealized Appreciation/Depreciation From:
Investments	259,826
Futures contracts	(677,990)

Change in Net Unrealized Appreciation/Depreciation	(418,164)

Net Gain on Investments and Futures Contracts	413,049

Increase in Net Assets From Operations	$2,951,204

See Notes to Financial Statements.

Legg Mason Partners Oregon Municipals Fund 2007 Annual Report	19

Statements of Changes in Net Assets (For the years ended April 30,)
	2007	2006

OPERATIONS:
Net investment income	$2,538,155	$2,386,243
Net realized gain (loss)	831,213	(11,798)
Change in net unrealized appreciation/depreciation	(418,164)	52,844

Increase in Net Assets From Operations	2,951,204	2,427,289

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(2,537,673)	(2,306,648)

Decrease in Net Assets From Distributions to Shareholders	(2,537,673)	(2,306,648)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	19,499,932	6,999,464
Reinvestment of distributions	1,467,365	1,274,550
Cost of shares repurchased	(9,067,981)	(12,486,709)

Increase (Decrease) in Net Assets From Fund Share Transactions	11,899,316	(4,212,695)

Increase (Decrease) in Net Assets	12,312,847	(4,092,054)
NET ASSETS:
Beginning of year	56,175,934	60,267,988

End of year*	$68,488,781	$56,175,934

* Includes undistributed net investment income of:	$71,766	$71,766

See Notes to Financial Statements.

20	Legg Mason Partners Oregon Municipals Fund 2007 Annual Report

Financial Highlights
For a share of each class of beneficial interest authorized throughout each year ended April 30:

Class A Shares(1)	2007		2006	2005	2004	2003

Net Asset Value, Beginning of Year	$10.67		$10.65	$10.69	$10.70	$10.57

Income (Loss) From Operations:
Net investment income	0.46		0.47	0.48	0.52	0.52
Net realized and unrealized gain (loss)	0.07		0.00 (2)	(0.03)	(0.02)	0.13

Total Income From Operations	0.53		0.47	0.45	0.50	0.65

Less Distributions From:
Net investment income	(0.46)		(0.45)	(0.49)	(0.51)	(0.51)
In excess of net investment income	—		—	—	—	(0.01)

Total Distributions	(0.46)		(0.45)	(0.49)	(0.51)	(0.52)

Net Asset Value, End of Year	$10.74		$10.67	$10.65	$10.69	$10.70

Total Return(3)	5.03%		4.57%	4.31%	4.74%	6.29%

Net Assets, End of Year (000s)	$43,399		$31,557	$31,560	$28,041	$27,820

Ratios to Average Net Assets:
Gross expenses	0.93	%(4)	0.96%	0.91%	0.89%	0.96%
Net expenses(5)	0.78	(4)	0.81	0.75	0.74	0.81
Net investment income	4.25		4.42	4.51	4.82	4.85

Portfolio Turnover Rate	11%		12%	11%	14%	19%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
(4)	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.92% and 0.77%, respectively (Note 11).
(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Oregon Municipals Fund 2007 Annual Report	21

Financial Highlights (continued)

For a share of each class of beneficial interest authorized throughout each year ended April 30:

Class B Shares(1)	2007		2006	2005	2004	2003

Net Asset Value, Beginning of Year	$10.61		$10.59	$10.63	$10.63	$10.52

Income (Loss) From Operations:
Net investment income	0.40		0.41	0.42	0.46	0.45
Net realized and unrealized gain (loss)	0.06		0.00 (2)	(0.03)	(0.01)	0.12

Total Income From Operations	0.46		0.41	0.39	0.45	0.57

Less Distributions From:
Net investment income	(0.39)		(0.39)	(0.43)	(0.45)	(0.45)
In excess of net investment income	—		—	—	—	(0.01)

Total Distributions	(0.39)		(0.39)	(0.43)	(0.45)	(0.46)

Net Asset Value, End of Year	$10.68		$10.61	$10.59	$10.63	$10.63

Total Return(3)	4.44%		4.00%	3.75%	4.25%	5.53%

Net Assets, End of Year (000s)	$5,741		$8,994	$10,903	$13,057	$15,718

Ratios to Average Net Assets:
Gross expenses	1.49	%(4)	1.53%	1.46%	1.42%	1.54%
Net expenses(5)	1.33	(4)	1.37	1.30	1.27	1.39
Net investment income	3.70		3.85	3.96	4.29	4.26

Portfolio Turnover Rate	11%		12%	11%	14%	19%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.48% and 1.33%, respectively (Note 11).

(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22	Legg Mason Partners Oregon Municipals Fund 2007 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest authorized throughout each year ended April 30:

Class C Shares(1)	2007		2006	2005	2004	2003

Net Asset Value, Beginning of Year	$10.62		$10.60	$10.64	$10.65	$10.53

Income (Loss) From Operations:
Net investment income	0.39		0.41	0.42	0.45	0.46
Net realized and unrealized gain (loss)	0.08		0.01	(0.03)	(0.01)	0.12

Total Income From Operations	0.47		0.42	0.39	0.44	0.58

Less Distributions From:
Net investment income	(0.39)		(0.40)	(0.43)	(0.45)	(0.45)
In excess of net investment income	—		—	—	—	(0.01)

Total Distributions	(0.39)		(0.40)	(0.43)	(0.45)	(0.46)

Net Asset Value, End of Year	$10.70		$10.62	$10.60	$10.64	$10.65

Total Return(2)	4.54%		4.01%	3.73%	4.15%	5.57%

Net Assets, End of Year (000s)	$19,349		$15,625	$17,805	$11,669	$10,569

Ratios to Average Net Assets:
Gross expenses	1.49	%(3)	1.52%	1.45%	1.48%	1.54%
Net expenses(4)	1.34	(3)	1.37	1.30	1.33	1.39
Net investment income	3.68		3.86	3.96	4.23	4.28

Portfolio Turnover Rate	11%		12%	11%	14%	19%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.48% and 1.33%, respectively (Note 11).

(4)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Oregon Municipals Fund 2007 Annual Report	23

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Legg Mason Partners Oregon Municipals Fund (the “Fund”) is a separate non-diversified series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended the “1940 Act”, as an open-end management investment company. Prior to April 13, 2007, the Fund was a separate non-diversified investment fund and was a Massachusetts business trust, registered under the 1940 Act.

    The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

    (a) Investment Valuation. Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Securities for which market quotations are not readily available or are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

    (b) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

    The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

    (c) Securities Traded on a When-Issued Basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Purchasing such securities involves the risk of loss if the value of the securities

24	Legg Mason Partners Oregon Municipals Fund 2007 Annual Report

Notes to Financial Statements (continued)

declines prior to settlement. This transaction is subject to market fluctuations and its current value is determined in the same manner as for other securities.

    (d) Fund Concentration. Since the Fund invests primarily in obligations of issuers within Oregon, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Oregon.

    (e) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

    (f) Distributions to Shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

    (g) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

    (h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

    (i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting . These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital

(a)	$3,371	$30,805	$(34,176)
(b)	(3,853)	3,853	—

(a)	Reclassifications are primarily due to book/tax differences in the treatment of various items.
(b)	Reclassifications are primarily due to differences between book and tax accretion of market discount on fixed income securities.

Legg Mason Partners Oregon Municipals Fund 2007 Annual Report	25

Notes to Financial Statements (continued)

2.	Investment Management Agreement and Other Transactions with Affiliates

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund. Under the investment management agreement, the Fund paid an investment management fee calculated daily and paid monthly at an annual rate of 0.50% of the Fund’s average daily net assets up to $500 million and 0.48% of the the Fund’s average daily net assets in excess of $500 million.

    Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

    LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

    During the year ended April 30, 2007, SBFM and LMPFA waived a portion of their investment management fee in the amount of $94,594. In addition, during the year ended April 30, 2007, the Fund was reimbursed for expenses amounting to $2,614.

    Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”) serve as co-distributors of the Fund. LMIS is a wholly-owned broker-dealer subsidiary of Legg Mason.

    There is a maximum initial sales charge of 4.25% for Class A shares. Effective November 20, 2006, the maximum initial sales charge on Class A shares of the Fund increased from 4.00% to 4.25% for shares purchased on or after that date. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with c urrent holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

    For the year ended April 30, 2007, LMIS and its affiliates received sales charges of approximately $7,000 on sales of the Fund’s class A shares. In addition, for the year ended April 30, 2007, CDSCs paid to LMIS and its affiliates were approximately:

	Class B	Class C

CDSCs	$4,000	$0*

*	Amount represents less than $1,000.

26	Legg Mason Partners Oregon Municipals Fund 2007 Annual Report

Notes to Financial Statements (continued)

    The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated, effective January 1, 2007. This change will have no effect on fee s previously deferred under the Plan. As of April 30, 2007, the Fund accrued $10,568 as deferred compensation payable.

    Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments

During the year ended April 30, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$15,264,488

Sales	6,381,058

    At April 30, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,826,762
Gross unrealized depreciation	(37,944)

Net unrealized appreciation	$2,788,818

    At April 30, 2007, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain

Contracts to Sell:
U.S. Treasury Bond	85	6/07	$ 9,605,057	$9,498,750	$ 106,307

Legg Mason Partners Oregon Municipals Fund 2007 Annual Report	27

Notes to Financial Statements (continued)

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

    For the year ended April 30, 2007, class specific expenses were as follows:

	Distribution	Transfer Agent	Shareholder
	Fees	Fees	Reports Expenses

Class A	$57,129	$3,470	$27,725
Class B	49,848	1,633	9,307
Class C	121,000	1,663	14,543

Total	$227,977	$6,766	$51,575

5.	Distributions to Shareholders by Class

	Year Ended	Year Ended
	April 30, 2007	April 30, 2006

Net Investment Income:
Class A	$1,617,466	$1,328,867
Class B	283,624	353,944
Class C	636,583	623,837

Total	$2,537,673	$2,306,648

6.	Shares of Beneficial Interest

At April 30, 2007, the Fund had an unlimited number of shares of beneficial interest authorized with par value of $0.00001 per share. Prior to April 13, 2007, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

28	Legg Mason Partners Oregon Municipals Fund 2007 Annual Report

Notes to Financial Statements (continued)

    Transactions in shares of each class were as follows:

	Year Ended		Year Ended
	April 30, 2007		April 30, 2006

	Shares	Amount	Shares	Amount

Class A
Shares sold	1,306,419	$13,999,061	436,717	$4,631,292
Shares issued on reinvestment	84,862	911,510	62,914	666,911
Shares repurchased	(308,691)	(3,309,180)	(507,359)	(5,380,784)

Net Increase (Decrease)	1,082,590	$11,601,391	(7,728)	$(82,581)

Class B
Shares sold	36,796	$390,332	71,862	$756,400
Shares issued on reinvestment	13,896	148,303	17,599	185,525
Shares repurchased	(360,936)	(3,850,715)	(271,738)	(2,865,045)

Net Decrease	(310,244)	$(3,312,080)	(182,277)	$(1,923,120)

Class C
Shares sold	479,069	$5,110,539	152,608	$1,611,772
Shares issued on reinvestment	38,122	407,552	39,997	422,114
Shares repurchased	(178,730)	(1,908,086)	(401,685)	(4,240,880)

Net Increase (Decrease)	338,461	$3,610,005	(209,080)	$(2,206,994)

7.	Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund made the following distributions:

Record Date
Payable Date	Class A	Class B	Class C

Daily
05/31/2007	$0.036131	$0.031204	$0.030997

    The tax character of distributions paid during the fiscal years ended April 30 was as follows:

	2007	2006

Distributions paid from:
Tax-Exempt Income	$2,537,673	$2,306,598
Ordinary Income	—	50

Total Taxable Distributions	—	$50

Total Distributions Paid	$2,537,673	$2,306,648

Legg Mason Partners Oregon Municipals Fund 2007 Annual Report	29

Notes to Financial Statements (continued)

    As of April 30, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$80,651

Capital loss carryforward *	$(1,071,710)
Other book/tax temporary differences (a)	(115,192)
Unrealized appreciation/(depreciation) (b)	2,895,125

Total accumulated earnings/(losses) — net	$1,788,874

*

During the taxable year ended April 30, 2007, the Fund utilized $185,907 of its capital loss carryover available from prior years. As of April 30, 2007, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount

4/30/2013	$(1,071,710)

This amount will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures contracts and differences in the book/tax treatment of various items.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the difference between book & tax accretion methods for market discount on fixed income securities.

8.	Regulatory Matters

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then investment adviser or manager to the Fund, and CGM, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Affected Funds”).

    The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

30	Legg Mason Partners Oregon Municipals Fund 2007 Annual Report

Notes to Financial Statements (continued)

    SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

    The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

    The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

    Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

    On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

    On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

Legg Mason Partners Oregon Municipals Fund 2007 Annual Report	31

Notes to Financial Statements (continued)

    As of the date of this report, the Fund’s manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s manager and its affiliates to continue to render services to the Fund under their respective contracts.

*     *     *

    Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

    On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including the Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

    On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

32	Legg Mason Partners Oregon Municipals Fund 2007 Annual Report

Notes to Financial Statements (continued)

    Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

10.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

11.	Special Shareholder Meeting and Reorganization

Shareholders approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in early 2007. As noted in the proxy materials, Legg Mason pays for a portion of the costs related to these initiatives. The portions of the costs that are borne by the Fund will be recognized in the period during which the expense is incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies. The portions of these costs borne by the Fund and reflected in the Statement of Operations are deemed extraordinary and, therefore, not subject to expense limitation agreements, if applicable. See also “Additional Shareholder Information” at the end of this report.

12.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a

Legg Mason Partners Oregon Municipals Fund 2007 Annual Report	33

Notes to Financial Statements (continued)

likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be May 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

*     *     *

    On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

13.	Recent Developments (Subsequent Event)

On May 21, 2007, the United States Supreme Court agreed to hear an appeal in Department of Revenue of Kentucky v. Davis, a case concerning the validity of statutes that create a state tax exemption for interest from municipal securities. The Kentucky Court of Appeals had held that Kentucky’s statute, which provided an exemption for interest earned on municipal securities of Kentucky issuers while taxing interest earned on municipal securities of issuers in other states, violated the Interstate Commerce Clause of the United States Constitution. If the Supreme Court were to adopt the reasoning of the Kentucky Court of Appeals, its decision would affect the state tax status of fund distributions. It is unclear how such a decision would affect the market for municipal securities, but it could adversely affect the value of securities held by the fund, and therefore of the fund’s shares. Such a decision could also prompt legislation at the state level that would have further impacts upon the taxability of fund distributions and upon the market for municipal securities.

34	Legg Mason Partners Oregon Municipals Fund 2007 Annual Report

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders Legg Mason

Partners Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Oregon Municipals Fund, a series of Legg Mason Partners Income Trust as of April 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Oregon Municipals Fund as of April 30, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 26, 2007

Legg Mason Partners Oregon Municipals Fund 2007 Annual Report	35

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Legg Mason Partners Oregon Municipals Fund (the “Fund”) are managed under the direction of the Board of Trustees of Legg Mason Partners Income Trust. Information pertaining to the Trustees and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

		Term of		Number of
		Office*		Portfolios
		and	Principal	in Fund
	Position(s)	Length	Occupation(s)	Complex	Other Board
Name, Address	Held with	of Time	During Past	Overseen	Memberships Held
and Birth Year	Fund	Served**	5 Years	by Trustee	by Trustee

Non-Interested Trustees:
Elliott J. Berv	Trustee	Since	President and Chief	69	Board Member,
c/o R. Jay Gerken, CFA		1989	Executive Officer, Catalyst		American Identity Corp.
Legg Mason & Co., LLC			(consulting) (since 1984);		(doing business as
(“Legg Mason”)			Formerly, Chief Executive		Morpheus Technologies)
399 Park Avenue			Officer, Rocket City		(biometric information
4th Floor			Enterprises (media) (from		management) (since
New York, NY 10022			2000 to 2005); Formerly,		2001); Director, Lapoint
Birth Year: 1943			Chief Executive Officer,		Industries (industrial
			Landmark City (real estate		filter company) (since
			development) (from 2001 to		2002); Director,
			2004); Formerly, Executive		Alzheimer’s Association
			Vice President, DigiGym		(New England Chapter)
			Systems (personal fitness		(since 1998)
systems) (from 2001 to 2004);
Formerly, Chief Executive
Officer, Motorcity USA
(Motorsport Racing)
(from 2004 to 2005)
A. Benton Cocanougher	Trustee	Since	Dean Emeritus and	69	None
c/o R. Jay Gerken, CFA		1991	Professor, Texas A&M
Legg Mason			University (since 2004);
399 Park Avenue			Formerly, Interim
4th floor			Chancellor, Texas A&M
New York, NY 10022			University System (from 2003
Birth Year: 1938			to 2004); Formerly, Special
Advisor to the President,
Texas A&M University
(from 2002 to 2003)
Jane F. Dasher	Trustee	Since	Chief Financial Officer,	69	None
c/o R. Jay Gerken, CFA		1999	Korsant Partners, LLC
Legg Mason			(a family investment
399 Park Avenue			company)
4th floor
New York, NY 10022
Birth Year: 1949

36	Legg Mason Partners Oregon Municipals Fund

Additional Information (unaudited) (continued)

		Term of		Number of
		Office*		Portfolios
		and	Principal	in Fund
	Position(s)	Length	Occupation(s)	Complex	Other Board
Name, Address	Held with	of Time	During Past	Overseen	Memberships Held
and Birth Year	Fund	Served**	5 Years	by Trustee	by Trustee

Mark T. Finn	Trustee	Since	Adjunct Professor,	69	None
c/o R. Jay Gerken, CFA		1989	College of William & Mary
Legg Mason			(since 2002); Principal/
399 Park Avenue			Member Balvan Partners
4th floor			(investment management)
New York, NY 10022			(since 2002); Chairman,
Birth Year: 1943			Chief Executive Officer
and Owner, Vantage
Consulting Group, Inc.
(investment management)
(since 1988)
Rainer Greeven	Trustee	Since	Attorney, Rainer Greeven	69	None
c/o R. Jay Gerken, CFA		1994	PC; President and
Legg Mason			Director, 62nd Street East
399 Park Avenue			Corporation (real estate)
4th floor			(since 2002)
New York, NY 10022
Birth Year: 1936
Stephen Randolph Gross	Trustee	Since	Chairman, HLB Gross	69	Director, Andersen
c/o R. Jay Gerken, CFA		1986	Collins, PC (accounting		Calhoun (assisted
Legg Mason			and consulting firm)		living) (since 1987);
399 Park Avenue			(since 1979); Treasurer,		Formerly, Director,
4th floor			Coventry Limited, Inc.		United Telesis, Inc.
New York, NY 10022			(Senior Living Facilities)		(telecommunications)
Birth Year: 1947			(since 1985); Formerly,		(from 1997 to 2002);
			Managing Director,		Formerly, Director
			Fountainhead Ventures,		ebank Financial
			LLC (technology		Services, Inc. (from 1997
			accelerator) (from 1998 to		to 2004)
2003); Formerly, Partner,
Capital Investment Advisory
Partners (leverage buyout
consulting) (from 2000 to
2002); Formerly, Secretary,
Carint N.A. (manufacturing)
(from 1998 to 2002)
Richard E. Hanson, Jr.	Trustee	Since	Retired; Formerly,	69	None
c/o R. Jay Gerken, CFA		1985	Headmaster, The New
Legg Mason			Atlanta Jewish Community
399 Park Avenue			High School, Atlanta,
4th floor			Georgia (from 1996 to 2000)
New York, NY 10022
Birth Year: 1941

Legg Mason Partners Oregon Municipals Fund	37

Additional Information (unaudited) (continued)

		Term of		Number of
		Office*		Portfolios
		and	Principal	in Fund
	Position(s)	Length	Occupation(s)	Complex	Other Board
Name, Address	Held with	of Time	During Past	Overseen	Memberships Held
and Birth Year	Fund	Served**	5 Years	by Trustee	by Trustee

Diana R. Harrington	Trustee	Since	Professor, Babson College	69	None
c/o R. Jay Gerken, CFA		1992	(since 1992)
Legg Mason
399 Park Avenue
4th floor
New York, NY 10022
Birth Year: 1940
Susan M. Heilbron	Trustee	Since	Independent Consultant	69	None
c/o R. Jay Gerken, CFA		1994	(since 2001)
Legg Mason
399 Park Avenue
4th floor
New York, NY 10022
Birth Year: 1945
Susan B. Kerley	Trustee	Since	Investment Consulting	69	Chairperson and
c/o R. Jay Gerken, CFA		1992	Partner, Strategic		Independent Board
Legg Mason			Management Advisors,		Member of Eclipse Fund,
399 Park Avenue			LLC (investment		Inc. and Eclipse Funds
4th floor			consulting) (since 1990)		(which trade as
New York, NY 10022					Mainstay Funds)
Birth Year: 1951					(currently supervises
					16 investment
					companies in the fund
					complex) (since 1991)
Alan G. Merten	Trustee	Since	President, George Mason	69	Trustee, First Potomac
c/o R. Jay Gerken, CFA		1990	University (since 1996)		Realty Trust (since
Legg Mason					2005); Formerly, Director,
399 Park Avenue					Xybernaut Corporation
4th Floor					(information technology)
New York, NY 10022					(from 2004 to 2006);
Birth Year: 1941					Formerly Director,
					Digital Net Holdings, Inc.
					(from 2003 to 2004);
					Formerly, Director,
					Comshare, Inc.
					(information technology)
					(from 1985 to 2003)
R. Richardson Pettit	Trustee	Since	Formerly, Duncan	69	None
c/o R. Jay Gerken, CFA		1990	Professor of Finance,
Legg Mason			University of Houston
399 Park Avenue			(from 1977 to 2006)
4th Floor
New York, NY 10022
Birth Year: 1942

38	Legg Mason Partners Oregon Municipals Fund

Additional Information (unaudited) (continued)

		Term of		Number of
		Office*		Portfolios
		and	Principal	in Fund
	Position(s)	Length	Occupation(s)	Complex	Other Board
Name, Address	Held with	of Time	During Past	Overseen	Memberships Held
and Birth Year	Fund	Served**	5 Years	by Trustee	by Trustee

Interested Trustee:
R. Jay Gerken, CFA***	Trustee,	Since	Managing Director of	149	None
Legg Mason	President,	2002	Legg Mason; Chairman
399 Park Avenue	Chairman and		of the Board and Trustee
4th floor	Chief Executive		of 139 Funds associated
New York, NY 10022	Officer		with Legg Mason Partners
Birth Year: 1951			Fund Advisor, LLC (“LMPFA”)
and its affiliates; President
of LMPFA (since 2006);
Chairman, President and
Chief Executive Officer
of certain mutual funds
associated with Legg
Mason or its affiliates;
Formerly, Chairman,
Smith Barney Fund
Management LLC (“SBFM”)
and Citi Fund Management
Inc. (“CFM”) (from 2002 to
2005); Formerly, Chairman,
President and Chief
Executive Officer of
Travelers Investment
Adviser, Inc. (from 2002
to 2005)
Officers:
Frances M. Guggino	Chief Financial	Since	Director of Legg Mason;	N/A	N/A
Legg Mason	Officer and	2007	Chief Financial Officer
125 Broad Street	Treasurer		and Treasurer of certain
10th Floor			mutual funds associated
New York, NY 10004			with Legg Mason;
Birth Year: 1957			Formerly, Controller of
certain mutual funds
associated with Legg
Mason or its predecessors
(from 1999 to 2004)

Legg Mason Partners Oregon Municipals Fund	39

Additional Information (unaudited) (continued)

		Term of		Number of
		Office*		Portfolios
		and	Principal	in Fund
	Position(s)	Length	Occupation(s)	Complex	Other Board
Name, Address	Held with	of Time	During Past	Overseen	Memberships Held
and Birth Year	Fund	Served**	5 Years	by Trustee	by Trustee

Ted P. Becker	Chief	Since	Director of Global	N/A	N/A
Legg Mason	Compliance	2006	Compliance at Legg
399 Park Avenue	Officer		Mason (since 2006); Chief
4th Floor			Compliance Officer of
New York, NY 10022			LMPFA (since 2006);
Birth Year: 1951			Managing Director of
Compliance at Legg
Mason (since 2005); Chief
Compliance Officer with
certain mutual funds
associated with Legg
Mason, LMPFA and certain
affiliates (since 2006);
Formerly, Managing Director
of Compliance at Legg
Mason or its predecessor
(from 2002 to 2005);
Prior to 2002, Managing
Director — Internal
Audit & Risk Review at
Citigroup Inc.
John Chiota	Chief	Since	Vice President of Legg	N/A	N/A
Legg Mason	Anti-Money	2006	Mason or its predecessor
300 First Stamford	Laundering		(since 2004); Chief
Place 4th Floor	Compliance		Anti-Money Laundering
Stamford, CT 06902	Officer		Compliance Officer with
Birth Year: 1968			certain mutual funds
associated with Legg
Mason or its affiliates
(since 2006); Prior to
August 2004, Chief AML
Compliance Officer with
TD Waterhouse
David Castano	Controller	Since	Controller of certain	N/A	N/A
Legg Mason		2007	mutual funds associated
125 Broad Street			with Legg Mason (since
10th Floor			2007); Formerly,
New York, NY 10004			Assistant Treasurer of
Birth Year: 1971			Lord Abbett mutual funds
(from 2004 to 2006);
Supervisor at UBS Global
Asset Management (from
2003 to 2004);
Accounting Manager at
Citigroup Asset
Management (prior
to 2003)

40	Legg Mason Partners Oregon Municipals Fund

Additional Information (unaudited) (continued)

		Term of		Number of
		Office*		Portfolios
		and	Principal	in Fund
	Position(s)	Length	Occupation(s)	Complex	Other Board
Name, Address	Held with	of Time	During Past	Overseen	Memberships Held
and Birth Year	Fund	Served**	5 Years	by Trustee	by Trustee

Matthew Plastina	Controller	Since	Assistant Vice President	N/A	N/A
Legg Mason		2007	of Legg Mason or its
125 Broad Street			predecessor (since 1999);
10th Floor			Controller of certain
New York, NY 10004			mutual funds associated
Birth Year: 1970			with Legg Mason (since
2007); Formerly,
Assistant Controller of
certain mutual funds
associated with
Legg Mason (from 2002
to 2007)
Robert I. Frenkel	Secretary	Since	Managing Director and	N/A	N/A
Legg Mason	and Chief	2003	General Counsel of Global
300 First Stamford Place	Legal Officer		Mutual Funds for Legg
4th Floor			Mason and its prede-
Stamford, CT 06902			cessor (since 1994);
Birth Year: 1954			Secretary and Chief Legal
Officer of mutual funds
associated with Legg
Mason (since 2003);
Formerly, Secretary of
CFM (from 2001 to 2004)
*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a Board Member for a fund in the Legg Mason Partners fund complex.
***	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Oregon Municipals Fund	41

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended April 30, 2007 qualify as tax-exempt interest dividends for federal income tax purposes.

Please retain this information for your records.

42	Legg Mason Partners Oregon Municipals Fund

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On December 11, 2006, a Special Meeting of Shareholders was held to vote on various proposals recently approved by the Fund’s Trustees. The following tables provide the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the following proposals: (1) Elect Trustees, (2) Regroup and Reorganize Funds, (3) Revise Fundamental Investment Policies.

1: Elect Trustees.

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes

Nominees:
Elliot J. Berv	3,465,893.688	69,837.774	0.000	0.000
A. Benton Cocanougher	3,465,893.688	69,837.774	0.000	0.000
Jane F. Dasher	3,466,878.525	68,852.937	0.000	0.000
Mark T. Finn	3,465,893.688	69,837.774	0.000	0.000
Rainer Greeven	3,465,893.688	69,837.774	0.000	0.000
Stephen Randolph Gross	3,465,893.688	69,837.774	0.000	0.000
Richard E. Hanson Jr.	3,465,893.688	69,837.774	0.000	0.000
Diana R. Harrington	3,466,878.525	68,852.937	0.000	0.000
Susan M. Heilbron	3,466,878.525	68,852.937	0.000	0.000
Susan B. Kerley	3,466,878.525	68,852.937	0.000	0.000
Alan G. Merten	3,465,893.688	69,837.774	0.000	0.000
R. Richardson Pettit	3,465,893.688	69,837.774	0.000	0.000
R. Jay Gerken, CFA	3,465,893.688	69,837.774	0.000	0.000

2: Regroup and Reorganize Funds.

Votes For	Votes Against	Abstentions	Broker Non-Votes

3,159,043.579	60,971.493	108,858.390	206,858.000

3: Revise Fundamental Investment Policies.

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes

Borrowing Money	3,157,597.927	61,223.837	110,051.698	206,858.000
Underwriting	3,159,535.911	59,285.853	110,051.698	206,858.000
Lending	3,160,729.219	55,134.482	113,009.761	206,858.000
Issuing Senior Securities	3,156,855.911	61,965.853	110,051.698	206,858.000
Real Estate	3,157,850.271	60,971.493	110,051.698	206,858.000
Commodities	3,155,356.093	59,314.300	114,203.069	206,858.000
Concentration	3,161,845.245	56,820.122	110,208.095	206,858.000
Non-Fundamental	3,160,520.748	59,285.853	109,066.861	206,858.000

Legg Mason Partners Oregon Municipals Fund	43

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Legg Mason Partners Oregon Municipals Fund

INVESTMENT MANAGER
TRUSTEES

Elliot J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA

    Chairman

Rainer Greeven

Stephen Randolph Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Legg Mason Partners Fund

Advisor, LLC

SUBADVISER

Western Asset Management

     Company

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and

Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts

01581

INDEPENDENT

REGISTERED PUBLIC

ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Oregon Municipals Fund, but it may also be used as sales literature when preceded or accompanied by a current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2007 Legg Mason Investor
Services, LLC
Member NASD, SIPC

FD0955 06/07                       SR07-350

Legg Mason Partners
Oregon Municipals Fund

The Fund is a separate investment fund of the Legg Mason
Partners Income Trust, a Maryland business trust.

LEGG MASON PARTNERS OREGON MUNICIPALS FUND
Legg Mason Partners Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the
Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in
Washington, D.C., and information on the operation of the Public
Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Fund, shareholders can call
Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12 month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available
(1) without charge, upon request, by calling 1-800-451-2010, (2) on the
Fund’s website at www.leggmason.com/InvestorServices and (3) on the
SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending April 30, 2006 and April 30, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $16,600 in 2006 and $18,000 in 2007.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (formerly known as Legg Mason Partners Oregon Municipals Fund) (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2006 and $4,900 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Oregon Municipals Fund requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Oregon Municipals Fund and LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Oregon Municipals Fund during the reporting period were $0 in 2007.

(h) Yes. Legg Mason Partners Oregon Municipals Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Oregon Municipals Fund or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULES OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust
By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: July 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: July 6, 2007

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date: July 6, 2007